UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2013

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25571 (Commission File Number)	86-0883978 (IRS Employer Identification Number)

5 Hamilton Landing, Suite 160

Novato, California 94949

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 408-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 10, 2013, Raptor Pharmaceutical Corp. issued a press release announcing that it has submitted an investigational new drug application to the U.S. Food and Drug Administration for the clinical development of RP103 as a potential treatment for Leigh syndrome and other mitochondrial disorders. RP103 is currently marketed in the U.S. as PROCYSBI® (cysteamine bitartrate) delayed-release capsules for the management of nephropathic cystinosis in adults and children 6 years and older.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release dated December 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2013	RAPTOR PHARMACEUTICAL CORP.

	By:	/s/ Georgia Erbez
	Name:	Georgia Erbez
	Title:	Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press release dated December 10, 2013.